UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CHAIN BRIDGE I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHAIN BRIDGE I

330 Primrose Road, Suite 500

Burlingame, CA 94010

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON MAY 5, 2023

TO THE SHAREHOLDERS OF

Chain Bridge I:

You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of Chain Bridge I (the “Company,” “Chain Bridge,” “we,” “us” or “our”) to be held at 11:00 A.M. ET on May 5, 2023. For the purposes of the memorandum and articles of association of Chain Bridge, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 8th Avenue, New York, NY 10018. Shareholders of the Company will also be able to attend the General Meeting virtually at: https://www.cstproxy.com/chainbg/2023.

The General Meeting will be held for the purpose of considering and voting on (i) an extension proposal to amend, by way of a special resolution, the Company’s amended and restated memorandum and articles of association to extend the date by which Chain Bridge has to consummate an initial business combination and (ii) an adjournment proposal to adjourn the General Meeting at a later date, if necessary, under certain circumstances.

A further description and the full text of both proposals and resolutions is below.

The Extension Proposal

•	The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to extend from May 15, 2023 (the “Original Termination Date’) to November 15, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The full text of the Extension Proposal is as follows:

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 38.8, 38.9, 38.10 and 38.12 in their entirety and the insertion of the following language in their place:

38.8         Reserved.

38.9         In the event that the Company does not consummate a Business Combination by November 15, 2023 (the “Extension Date”), or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.9 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

38.10       In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or

(ii)	redeem 100% of the Public Shares for a pro rata portion of the funds held in the Trust Account, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us, divided by the number of then outstanding Public Shares, subject to applicable law, if the Company has not consummated an initial Business Combination by the Extension Date (as the Extension Date may be extended in accordance with these Articles); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an “Amendment Redemption”) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

38.12       After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Extension Date (as the Extension Date may be extended in accordance with these Articles); or

(B)	amend the foregoing provisions of these Articles.

Such amendment above is referred to herein as the “Extension Amendment”.

The Company has identified a potential target company (the “Target”) for a Business Combination (the “Potential Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s Business Combination and has entered into a non-binding letter of intent to consummate a Business Combination involving the Target. The execution of a definitive business combination agreement is subject to several conditions, including the completion of due diligence and negotiation and preparation of documentation. The Company cannot assure you that it will enter into a definitive business combination agreement with the Target.

The Adjournment Proposal

•	The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by the following ordinary resolution to approve the adjournment of the General Meeting by the chair thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

The full text of the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chair of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

The purpose of the Extension Proposal and the Adjournment Proposal is to allow the Company additional time to complete its initial Business Combination.

Upon the closing of the Company’s initial public offering (“IPO”), approximately $234.6 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with Trust Account assets held in securities, that do not consummate an initial Business Combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Chain Bridge’s IPO registration statement became effective on November 9, 2021. Due to this uncertainty, if the Extension Proposal is approved, Chain Bridge intends to liquidate, prior to November 9, 2023, the U.S. government treasury obligations or money market funds held in the trust account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s Board of Directors has fixed the close of business on March 29, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s Board of Directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,

/s/ Michael Rolnick
Michael Rolnick
Chief Executive Officer

April 19, 2023

Your vote is important. Please sign, date, and return your proxy card as soon as possible but in any event so as to be received by Okapi Partners prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on May 5, 2023: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://www.cstproxy.com/chainbg/2023.

CHAIN BRIDGE I

330 Primrose Road, Suite 500

Burlingame, CA 94010

PROXY STATEMENT

Chain Bridge I (the “Company,” “Chain Bridge,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the Extraordinary General Meeting (the “General Meeting”) to be held 11:00 A.M. ET on May 5, 2023. For the purposes of the memorandum and articles of association of Chain Bridge, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 8th Avenue, New York, NY 10018. Shareholders of the Company will also be able to attend the General Meeting virtually at: https://www.cstproxy.com/chainbg/2023.

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:

•	The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to extend from May 15, 2023 (the “Original Termination Date’) to November 15, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law; and

•	The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”)by the following ordinary resolution to approve the adjournment of the General Meeting by the chair thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

The proposed amendment to the Existing Charter pursuant to the Extension Proposal is referred to herein as the “Extension Amendment”.

The purpose of the Extension Proposal and the Adjournment Proposal is to allow the Company additional time to complete an initial Business Combination. The Company’s prospectus for its initial public offering (“IPO”) and its Existing Charter provide that the Company has until May 15, 2023 to complete an initial Business Combination; provided, that if the Company wishes to extend the time to complete its initial Business Combination beyond that date, the Company may, by resolution of the Board if requested by Chain Bridge Group (the “Sponsor”), extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 24 months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account $2,300,000 ($0.10 per Public Share in either case), for each of the available three-month extensions, for a total payment of up to $4,600,000 ($0.20 per Public Share in either case), in exchange for one or more non-interest bearing, unsecured promissory notes (“Existing Extension Terms”). The Company’s prospectus for its IPO and its Existing Charter further provide that if the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under such promissory note(s) out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into Private Warrants at a price of $1.00 per Private Warrant. The Company’s prospectus for its IPO and its Existing Charter further provide that if the Company does not complete a Business Combination by the applicable deadline to consummate an initial Business Combination, such promissory note(s) will be repaid only from funds held outside of the Trust Account. Accordingly, the Board has determined that it is in the best interests of our shareholders to amend the terms by which the Company can extend the date that the Company has to consummate an initial Business Combination.

If the Extension Proposal is approved, the Existing Extension Terms will deleted from the Existing Charter and the Company would have until November 15, 2023 to consummate an initial Business Combination, which is a total of up to 24 months from the consummation of the Company’s IPO, without the requirement that additional cash be deposited into the Trust Account.

Upon the closing of the Company’s IPO, $234.6 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee and invested only in U.S. government securities. There is uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”) whether certain special purpose acquisition companies (“SPACs”) with Trust Account assets held in securities that do not consummate an initial Business Combination within 24 months after the effective date of the SPAC’s IPO registration statement would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Chain Bridge’s IPO registration statement became effective on November 9, 2021. Due to this uncertainty, prior to November 9, 2023, Chain Bridge intends to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank.

The Board has fixed the close of business on March 29, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 28,750,000 outstanding ordinary shares of the Company (the “Ordinary Shares”), consisting of 5,750,000 outstanding Class B ordinary shares of the Company and 23,000,000 Class A ordinary shares of the Company. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

This proxy statement contains important information about the General Meeting, the Extension Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated April 19, 2023 and, together with the proxy card, is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.    What is being voted on?

A.    You are being asked to consider and vote upon (A) a proposal by special resolution to amend the Company’s Existing Charter (such amendment, the “Extension Amendment”) to extend from May 15, 2023 to November 15, 2023, the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Q.    Why is the Company proposing the Extension Proposal?

A.    The Company is a blank check company incorporated on January 21, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses, which we refer to as our initial Business Combination. On November 15, 2021, the Company consummated its Initial Public Offering of 23,000,000 units, including 3,000,000 additional units to cover over-allotments, at $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Chain Bridge Group (the “Sponsor”) and CB Co-Investment, LLC (“CB Co-Investment”) of 10,550,000 warrants (the “Private Warrants”), generating gross proceeds of $10,550,000. Among the Private Warrants, 8,775,000 Private Warrants were purchased by the Sponsor and 1,775,000 Private Warrants were purchased by CB Co-Investment. As of November 15, 2021, a total of $234.6 million of the net proceeds from the IPO and the Private Placement were deposited in a trust account (the “Trust Account”) established for the benefit of the persons holding Public Shares, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account. If the Extension Proposal is approved, Chain Bridge intends to liquidate, prior to November 9, 2023, the U.S. government treasury obligations or money market funds held in the trust account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank.

Our Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying initial Business Combination(s) consummated on or before May 15, 2023; provided, that if the Company wishes to extend the time to complete its initial Business Combination beyond that date, the Company may, by resolution of the Board if requested by the Sponsor, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 24 months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $2,300,000 ($0.10 per Public Share in either case), for each of the available three-month extensions, for a total payment of up to $4,600,000 ($0.20 per Public Share in either case), in exchange for one or more non-interest bearing, unsecured promissory notes (“Existing Extension Terms”). If the Extension Proposal is approved, the Existing Extension Terms will be deleted from the Existing Charter and the Company would have until November 15, 2023 to consummate an initial Business Combination, which is a total of up to 24 months from the consummation of the Company’s IPO, without the requirement that additional cash be deposited into the Trust Account.

The Company has identified a potential target company (the “Target”) for a Business Combination (the “Potential Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s Business Combination and has entered into a non-binding letter of intent to consummate a Business Combination involving the Target. The execution of a definitive business combination agreement is subject to several conditions, including the completion of due diligence and negotiation and preparation of documentation. The Company cannot assure you that it will enter into a definitive business combination agreement with the Target.

The Company believes that given its expenditure of time, effort, and money searching for a potential initial Business Combination opportunity, the holders of Public Shares of the Company should be given an opportunity to consider and vote on an initial Business Combination. We do not believe that we will have sufficient time to consummate an initial Business Combination prior to May 15, 2023. Therefore, we are seeking approval of the Extension Proposal.

The Board of Directors of the Company (the “Board”) believes that it is in the best interests of the shareholders to amend the terms by which the Company may continue the Company’s existence in order to allow the Company more time to complete an initial Business Combination. Accordingly, the Board is proposing the Extension Proposal.

YOU ARE NOT BEING ASKED TO VOTE ON AN INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED AN INITIAL BUSINESS COMBINATION BY THE EXTENDED DATE (NOVEMBER 15, 2023).

Q.    Why should I vote for the Extension Proposal?

A.    The Board believes the Company’s shareholders will benefit from the Company consummating an initial Business Combination and is proposing the Extension Proposal to amend the terms by which the Company may extend the date by which the Company has to complete an initial Business Combination and would allow you as a shareholder the benefit of voting for an initial Business Combination and remaining a shareholder in the post-Business Combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal.

Q.    May I redeem my Public Shares in connection with the vote on the Extension Proposal?

A.    Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter entitles the holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the Trust Account. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial Business Combination.

Q.    Why is the Company proposing the Adjournment Proposal?

A.    The Company is proposing the Adjournment Proposal to allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the General Meeting or at the time of the General Meeting to approve the Extension Proposal.

Q.    How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.    All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any Class A ordinary shares of the Company (the “Class A Ordinary  Shares”) and Class B ordinary shares of the Company (the “Class B Ordinary  Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Our Sponsor, CB Co-Investment, executive officers and directors, and certain other individuals are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, they held an aggregate of 5,750,000 Class B Ordinary Shares representing in the aggregate approximately 20.0% of the Company’s issued and outstanding Ordinary Shares. The Company’s Sponsor, directors and executive officers beneficially owned no Public Shares as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

Q.    What vote is required to adopt the proposals?

A.    Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Q.    What if I do not want to approve the Extension Proposal or the Adjournment Proposal?

A.    If you do not want to approve the Extension Proposal or the Adjournment Proposal, you must vote against each proposal.

Q.    Will you seek any further extensions to liquidate the Trust Account?

A.    Other than the extension until the Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate an initial Business Combination, although we may determine to do so in the future, if necessary.

Q.    What happens if the Extension Proposal is not approved?

A.    If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until May 15, 2023 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved by May 15, 2023 and the Sponsor does not request that the Company extend the period of time to consummate a Business Combination or the Board does not adopt a resolution to extend the period of time to consummate a Business Combination, and we are unable to consummate an initial Business Combination prior to or on May 15, 2023, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, we will undergo a liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). No vote would be required from our shareholders to commence such winding up, liquidation and dissolution under the terms of our Existing Charter. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less the aggregate nominal par value of the shares of our holders of Public Shares) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our holders of Public Shares the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our holders of Public Shares with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our holders of shares as of immediately prior to our IPO, including our Sponsor, CB Co-Investment, our executive officers and directors, and certain other individuals (our “Initial Shareholders”), have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 5,750,000 Class B Ordinary Shares held or controlled by our Initial Shareholders prior to the IPO (“Insider Shares” or “insider shares”). There will be no distribution from the trust account with respect to out Private Warrants, which will expire worthless.

Q.    If the Extension Proposal is approved, what happens next?

A.    If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial Business Combination until the Extended Date or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an initial Business Combination by the Extended Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q.    Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed Business Combination?

A.    Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on any initial Business Combination when it is submitted to shareholders. If you disagree with any initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of any initial Business Combination in connection with the shareholder vote to approve such initial Business Combination, subject to any limitations set forth in the Existing Charter.

Q.    How do I change my vote?

A.    If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Okapi Partners, the Company’s proxy solicitor, at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, Toll-Free (855) 208-8903 or (212) 297-0720, Email: info@okapipartners.com, prior to the commencement of the General Meeting.

Q.    How are votes counted?

A.    The Company’s proxy solicitor, Okapi Partners, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:    If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:    No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner. As we do not believe that either of the Proposals is discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:    What will happen if I abstain from voting or fail to vote at the General Meeting?

A:    At the General Meeting, Chain Bridge will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds shares in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on either of the Proposals. However, as we do not believe that either of the Proposals is discretionary, if you do not provide voting instructions to your broker, bank or other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be no broker non-votes and your shares may not be counted for purposes of a quorum.

Q:    What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:    Signed and dated proxies received by Chain Bridge without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q:    If I am not going to attend the General Meeting, should I return my proxy card instead?

A:    Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:    May I change my vote after I have mailed my signed proxy card?

A:    Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Okapi Partners

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Toll-Free (855) 208-8903 or (212) 297-0720

Email: info@okapipartners.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:    What should I do if I receive more than one set of voting materials?

A:    You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.    What is a quorum requirement?

A.    A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the Board decides. As of the Record Date for the General Meeting, 14,375,001 Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q.    Who can vote at the General Meeting?

A.    Only holders of record of the Company’s Ordinary Shares at the close of business on March 29, 2023 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 28,750,000 outstanding Ordinary Shares of the Company.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.    Does the Board recommend voting for the Extension Proposal and the Adjournment Proposal?

A.    Yes. The Board recommends that the Company’s shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q.    What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A.    The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and Private Warrants that will become worthless if the Extension Proposal is not approved and the Sponsor does not request that the Company extend the period of time to consummate a Business Combination or the Board does not adopt a resolution to extend the period of time to consummate a Business Combination, and we are unable to consummate an initial Business Combination prior to or on May 15, 2023. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.    What if I object to the Extension Proposal? Do I have appraisal or dissenters’ rights?

A.    Company’s shareholder do not have appraisal rights in connection with the Extension Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company, which is not the case with the Extension Proposal.

Q:    What do I need to do now?

A:    You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.    How do I redeem my Ordinary Shares of the Company?

A.    In connection with the General Meeting and the vote on the Extension Proposal, each holder of Public Shares may seek to redeem their shares for their pro rata portion of the funds held in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:    Who will solicit and pay the cost of soliciting proxies?

A:    Chain Bridge will pay the cost of soliciting proxies for the General Meeting. Chain Bridge has engaged Okapi Partners to assist in the solicitation of proxies for the General Meeting. Chain Bridge has agreed to pay Okapi Partners a fee of $20,000, plus disbursements. Chain Bridge will reimburse Okapi Partners for reasonable out-of-pocket expenses and will indemnify Okapi Partners and its affiliates against certain claims, liabilities, losses, damages and expenses. Chain Bridge will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Chain Bridge’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:    Who can help answer my questions?

A:    If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Chain Bridge’s proxy solicitor at:

Okapi Partners

Toll-Free (855) 208-8903 or (212) 297-0720

Email: info@okapipartners.com

You may also obtain additional information about Chain Bridge from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated November 9, 2021 and filed with the SEC on November 12, 2021 pursuant to Rule 424(b)(4) (File No. 333-254502), and the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and December 31, 2022, filed with the SEC on March 18, 2022 and March 17, 2023. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Chain Bridge is a blank check company incorporated on January 21, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination. Our Business Combination and value creation strategy is to identify and complete our initial Business Combination with a growth-oriented, market-leading company in an industry that complements the collective investment experience and expertise of our management team, and to build long-term shareholder value.

On November 15, 2021, we consummated our initial public offering (“IPO”), including the 23,000,000 Public Shares as a result of the underwriters’ full exercise of their over-allotment option, at an offering price of $10.00 per Public Share, from which we derived gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Chain Bridge Group (the “Sponsor”) and CB Co-Investment LLC (“CB Co-Investment”) of 10,550,000 warrants(the “Private Warrants”), generating gross proceeds of approximately $10,550,000. Among the Private Warrants, 8,775,000 Private Warrants were purchased by the Sponsor and 1,775,000 Private Warrants were purchased by CB Co-Investment. Upon the closing of the Initial Public Offering and the Private Placement, $234.6 million ($10.00 per Public Share) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (“Trust Account”), located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account. If the Extension Proposal is approved, Chain Bridge intends to liquidate, prior to November 9, 2023, the U.S. government treasury obligations or money market funds held in the trust account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank.

The mailing address of our principal executive office is 330 Primrose Road, Suite 500, Burlingame, CA 94010. Our telephone number is (202) 656-4257.

PROPOSAL NO. 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to extend from May 15, 2023 (the “Original Termination Date’) to November 15, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial Business Combination. Approval of the Extension Potential is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the amount of redemptions, if any.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.44 per Public Share. The closing price of the Company’s Ordinary Shares on the Record Date was $10.44. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Existing Charter provide that the Company has until May 15, 2023 to complete an initial Business Combination; provided, that if the Company wishes to extend the time to complete its initial Business Combination beyond that date, the Company may, by resolution of the Board if requested by the Sponsor, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 24 months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $2,300,000 ($0.10 per Public Share in either case), for each of the available three-month extensions, for a total payment of up to $4,600,000 ($0.20 per Public Share in either case), in exchange for one or more non-interest bearing, unsecured promissory notes (“Existing Extension Terms”). If the Extension Proposal is approved, the Existing Extension Terms will be deleted from the Existing Charter and the Company would have until November 15, 2023 to consummate an initial Business Combination, which is a total of up to 24 months from the consummation of the Company’s IPO, without the requirement that additional cash be deposited into the Trust Account.

The Company has identified a potential target company (the “Target”) for a Business Combination (the “Potential Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s Business Combination and has entered into a non-binding letter of intent to consummate a Business Combination involving the Target. The execution of a definitive business combination agreement is subject to several conditions, including the completion of due diligence and negotiation and preparation of documentation. The Company cannot assure you that it will enter into a definitive business combination agreement with the Target.

The Company believes that given its expenditure of time, effort, and money searching for a potential initial Business Combination opportunity, the holders of Public Shares of the Company should be given an opportunity to consider and vote on an initial Business Combination. Accordingly, the Company has determined to seek shareholder approval to amend the terms by which the Company can extend the time for closing an initial Business Combination beyond May 15, 2023. Pursuant to the terms of the Existing Charter, the Company may not amend the Existing Charter to allow for a longer period of time to complete an initial Business Combination unless it provides holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until May 15, 2023 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved on May 15, 2023, and the Sponsor does not request that the Company extend the period of time to consummate a Business Combination or the Board does not adopt a resolution to extend the period of time to consummate a Business Combination, and we are unable to consummate any Business Combination prior to or on May 15, 2023, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, this has the same effect as if we had formally gone through a liquidation procedure under the Companies Act. Accordingly, no vote would be required from our shareholders to commence such winding up, liquidation and dissolution. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less the aggregate nominal par value of the shares of our holders of Public Shares) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our holders of Public Shares the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our holders of Public Shares with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor and CB Co-Investment LLC, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the Insider Shares. There will be no distribution from the trust account with respect to our Private Warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Existing Charter will be amended as set forth in Annex A (the “Extension Amendment”) and the Company would have up to an additional six months after the Original Termination Date to consummate a potential Business Combination, until November 15, 2023, which is a total of up to 24 months from the consummation of the Company’s IPO to complete an initial Business Combination. The Company will continue to attempt to consummate an initial Business Combination until the Extended Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate an initial Business Combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Ordinary Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment becomes effective, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment becomes effective.

If the Extension Proposal is approved, and the Extension Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $240,347,778.69 that was in the Trust Account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of Public Shares).

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: MARK ZIMKIND, E-MAIL: MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a holder of Public Shares tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a holder of Public Shares tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a holder of Public Shares who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of holders of Public Shares that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.44 per Public Share. The closing price of the Ordinary Shares on the Record Date was $10.44. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL NO. 2

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chair’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Chair will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding Ordinary Shares present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting vote “FOR” the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chair of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

THE GENERAL MEETING

Date, Time and Place. For the purposes of the articles of association of Chain Bridge, the physical place of the meeting will be at the offices of Goodwin Procter LLP, 620 8th Avenue, New York, NY 10018. The General Meeting will be held at 11:00 A.M. ET on May 5, 2023 virtually at: https://www.cstproxy.com/chainbg/2023.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on March 29, 2023, the Record Date for the General Meeting. At the close of business on the Record Date, there were 28,750,000 outstanding Ordinary Shares, each of which entitles its holder to cast one vote on the proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Okapi Partners is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $20,000 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

The Sponsor, CB Co-Investment and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they beneficially owned and were entitled to vote 5,750,000 Class B Ordinary Shares, representing in the aggregate approximately 20% of the Company’s issued and outstanding Ordinary Shares. The Company’s Sponsor, directors and executive officers beneficially owned no Public Shares as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the Extension Proposal is not approved and the Sponsor does not request that the Company extend the period of time to consummate a Business Combination or the Board does not adopt a resolution to extend the period of time to consummate a Business Combination, and we do not consummate an initial Business Combination by May 15, 2023, the 5,750,000 Class B Ordinary Shares, which were acquired for an aggregate purchase price of approximately $25,000, and 10,550,000 Private Warrants, which were acquired for an aggregate purchase price of $10,550,000, all will be worthless (as the holders have waived liquidation rights with respect to such shares). Such 5,750,000 Ordinary Shares had an aggregate market value of approximately $60,030,000 based on the closing price of $10.44 of the Ordinary Shares on the NASDAQ Stock Market LLC on the Record Date.

•	Our Sponsor has agreed that, if we liquidate the Trust Account prior to the consummation of an initial Business Combination, it will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the Trust Account and only if such parties have not executed a waiver of claims against the Trust Account.

•	All rights specified in the Company’s Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	Our Sponsor, directors and officers have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to their Ordinary Shares (including both Public Shares and Private Warrants) and to vote their Ordinary Shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders.

•	Our officers and directors may loan funds to us and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial Business Combination. If the Extension Proposal is not approved and an initial Business Combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal is approved and the Company consummates an initial Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of April 18, 2023, the number of Ordinary Shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Ordinary Shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 28,750,000 Ordinary Shares issued and outstanding.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares owned by them. As per the definition of beneficial ownership above, the following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of derivative securities or Private Warrants that are not exercisable within 60 days of the Record Date.

	Class B ordinary shares(1)(2)		Class A ordinary shares
Name of Beneficial Owners	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Chain Bridge Group (our sponsor)(3)	4,672,690	81.26%	—	—	16.21%
CB Co-Investment LLC(4)	933,810	16.24%	—	—	3.25%
Rick Gustafson(6)	10,000	*	—	—	*
Jeff Siegal(6)	25,000	*	—	—	*
Michael Rolnick(3)(5)	—	—	—	—	—
Christopher Darby(3)(5)	—	—	—	—	—
Roger Lazarus(5)(6)	46,000	*	—	—	*
Michael Morell(5)(6)	25,000	*	—	—	*
Nathaniel Fick(5)(6)	12,500	*	—	—	*
Letitia Long(5)(6)	25,000	*	—	—	*
All officers and directors as a group (6 individuals)	108,500	100%	—	—	20%
Sculptor Capital LP(7)	—	—	1,690,306	7.35%	5.88%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(8)	—	—	1,500,000	6.52%	5.22%
Castle Creek Arbitrage, LLC(9)	—	—	1,224,998	5.33%	4.26%
Taconic Capital Advisors L.P.(10)	—	—	1,700,000	7.39%	5.91%

*              Less than one percent.

1.	The business address of each of the following entities and individuals, with the exception of CB Co-Investment LLC, Sculptor Capital LP, Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, Castle Creek Arbitrage, LLC and Taconic Capital Advisors L.P., is 330 Primrose Road, Suite 500, Burlingame, CA 94010.

2.	Interests shown consist solely of founder shares, classified as Class B ordinary shares. The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination.

3.	The managers of Chain Bridge Group are Michael Rolnick, Stephen Bowsher and Christopher Darby. Each manager of Chain Bridge Group has one vote, and the approval of a majority of the managers is required to approve an action of Chain Bridge Group. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no individual manager of Chain Bridge Group exercises voting or dispositive control over any of the securities held by Chain Bridge Group, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each of them expressly disclaims any such beneficial interest to the extent of any pecuniary interest any of them may have therein, directly or indirectly.

4.	CB Co-Investment LLC is the record holder of the securities reported herein. As the sole member of CB Co-Investment LLC, Cowen Investments II LLC may be deemed to beneficially own the securities directly by CB Co-Investment LLC. As the sole member of Cowen Investments II, RCG LV Pearl, LLC (“RCG”) may be deemed to beneficially own the securities owned directly by CB Co-Investment LLC. As the sole member of RCG, Cowen Inc. may be deemed to beneficially own the securities owned by CB Co-Investment LLC. As Chief Executive Officer of Cowen Inc., Mr. Jeffrey Solomon may be deemed to beneficially own the securities owned directly by CB Co-Investment LLC. The business address of each of CB Co-Investment LLC, Cowen Investments II LLC, RCG and Mr. Solomon is 599 Lexington Avenue, 20th Floor, New York, NY 10022.

5.	Does not include any shares indirectly owned by this individual as a result of his or her direct or indirect ownership interest in our sponsor.

6.	On November 9, 2021, our sponsor transferred 25,000 Class B ordinary shares to each of our independent directors, 46,000 Class B ordinary shares to our chief financial officer and an aggregate of 35,000 Class B ordinary shares to two of our advisors. On October 13, 2022, the sponsor exercised its right to repurchase 12,500 Class B ordinary shares from Nathaniel Fick for an aggregate purchase price of $54.35, due to his resignation from the board of directors of the Company, effective as of August 1, 2022, pursuant to that certain Share Transfer Agreement, among the Company, the sponsor and Nathaniel Fick, dated November 9, 2021.

7.	Sculptor Capital LP (“Sculptor”) and Sculptor Capital II LP (“Sculptor-II”) serve as the principal investment managers to a number of private funds and discretionary accounts (collectively, the “Accounts”) and thus may be deemed beneficial owners of the securities reported herein, which are held in the Accounts managed by Sculptor and Sculptor-II. Sculptor Capital Holding II LLC (“SCHC-II”) serves as the sole general partner of Sculptor-II and is wholly-owned by Sculptor. Sculptor Capital Holding Corporation (“SCHC”) serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be beneficial owners of the securities. Sculptor Capital Management, Inc. (“SCU”) is the sole shareholder of SCHC and thus may be deemed a beneficial owner of the securities. Sculptor Master Fund, Ltd. (“SCMF”) is the investment adviser to SCMF and thus may be deemed a beneficial owner of the securities. Sculptor Special Funding, LP (“NRMD”) is wholly-owned by SCMF and thus may be deemed a beneficial owner of the securities. Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) is the investment adviser to SCCO and thus may be deemed a beneficial owner of the securities. Sculptor-II is the investment adviser to Sculptor SC II LP (“NJGC”) and thus may be deemed a beneficial owner of the securities. The business address of each of Sculptor, Sculptor-II, SCHC, SCHC-II, SCU, SCMF, NRMD, SCCO and NJGC is 9 West 57 Street, 39 Floor, New York, NY 10019.

8.	Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, is the record holder of the securities reported herein. The business address of Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, is 2020 Calamos Court, Naperville, IL 60563.

9.	Castle Creek Arbitrage, LLC (“Castle Creek”) serves as a registered investment adviser whose clients are CC Arb West, LLC (“CC Arb”), Castle Creek SPAC Fund, LLC (“CC SPAC”), and CC Arbitrage, Ltd. (“CC Arbitrage”). Mr. Allan Weine is the managing member of Castle Creek. By virtue of these relationships, each of Castle Creek and Mr. Weine may be deemed to beneficially own the securities reported herein that are directly owned by CC ARB West, LLC, Castle Creek SPAC Fund, LLC, and CC Arbitrage, Ltd. The business address of each of Castle Creek, CC Arb, CC SPAC, CC Arbitrage and Mr. Weine is 11 W. Beaver Creek Boulevard, P.O. Box 3500, Avon, CO 81620.

10.	The securities reported herein are held for the accounts of Taconic Opportunity Master Fund L.P. (“Taconic Opportunity Fund”) and Taconic Master Fund 1.5 L.P. (“Taconic Event Fund,” and together with Taconic Opportunity Fund, collectively, the “Taconic Funds”). Taconic Capital Advisors L.P. (“Taconic Advisors LP”) serves as the investment manager to each of the Taconic Funds. Taconic Advisors LP has entered into a sub-advisory agreement with Taconic Capital Advisors UK LLP (“Taconic Advisors UK”) pursuant to which Taconic Advisors UK serves as a subadvisor to Taconic Advisors LP in respect of each of the Taconic Funds. Taconic Advisors LP is the manager of Taconic Capital Services UK Ltd, the United Kingdom parent entity of Taconic Advisors UK. Accordingly, Taconic Advisors LP and Taconic Advisors UK may be deemed beneficial owners of the securities. Taconic Capital Performance Partners LLC (“Taconic Partners”) serves as the general partner to Taconic Advisors LP. Taconic Associates LLC (“Taconic Associates”) serves as the general partner to Taconic Opportunity Fund, and accordingly may be deemed a beneficial owner of the securities. Taconic Capital Partners LLC (“Taconic Capital”) serves as the general partner to Taconic Event Fund, and accordingly may be deemed a beneficial owner of the Shares held for the account of Taconic Event Fund. Mr. Frank Brosens is a principal of Taconic Advisors LP and a manager of each of Taconic Partners, Taconic Associates and Taconic Capital. In such capacities, Mr. Brosens may be deemed a beneficial owner of the securities held for the accounts of the Taconic Funds. The business address for each of Taconic Advisors LP, Taconic Associates, Taconic Partners, Taconic Capital and Mr. Brosens is 280 Park Avenue, 5th Floor, New York, NY 10017. The business address for Taconic Advisors UK is 55 Grosvenor Street, 4th Floor, London, W1K 3HY, United Kingdom.

As of the Record Date, our Initial Shareholders beneficially owned 5,750,000 Class B Ordinary Shares representing approximately 20% of the Company’s issued and outstanding Ordinary Shares and have the right to elect all of our directors prior to the completion of our initial Business Combination. Holders of our Public Shares will not have the right to elect any directors to our Board prior to the completion of our initial Business Combination. Because of this ownership block, our Initial Shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial Business Combination.

Our Initial Shareholders, including our Sponsor, CB Co-Investment LLC and our management team, have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to 5,750,000 Class B Ordinary Shares and any Public Shares purchased during or after our Initial Public Offering in connection with (i) the completion of our initial Business Combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination by the time set forth in our charter, as amended or (B) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares. Further, our Initial Shareholders, including our sponsor, CB Co-Investment LLC and our management team, have agreed to vote their 5,750,000 Class B Ordinary Shares and any Public Shares purchased during or after our Initial Public Offering in favor of our initial Business Combination.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, (855) 208-8903, info@okapipartners.com.

OTHER INFORMATION

The Company’s 2022 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Chief Financial Officer, Chain Bridge, 330 Primrose Road, Suite 500, Burlingame, CA 94010.

Other Matters to Be Presented at the General Meeting

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

Okapi Partners

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Toll-Free (855) 208-8903 or (212) 297-0720

Email: info@okapipartners.com

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than May 1, 2023.

ANNEX A

EXTENSION AMENDMENT

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CHAIN BRIDGE I

RESOLVED, as a special resolution: “that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 38.8, 38.9, 38.10 and 38.12 in their entirety and the insertion of the following language in their place:

38.8            Reserved.

38.9            In the event that the Company does not consummate a Business Combination by November 15, 2023 (the “Extension Date”), or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.9 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

38.10          In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or

(ii)	redeem 100 % of the Public Shares for a pro rata portion of the funds held in the Trust Account, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us, divided by the number of then outstanding Public Shares, subject to the applicable law, if the Company has not consummated an initial Business Combination by the Extension Date (as the Extension Date may be extended in accordance with these Articles); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an “Amendment Redemption”) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

A-1

38.12          After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Extension Date (as the Extension Date may be extended in accordance with these Articles); or

(B)	amend the foregoing provisions of these Articles.

A-2

Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by the following ordinary resolution to approve the adjournment of the General Meeting by the chair thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend WKH([WHQVLRQ3URSRVDORUWRDOORZUHDVRQDEOHDGGLWLRQDOWLPHIRUWKH¿OLQJ or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal ZLOO RQO\ EH SUHVHQWHG DWWKH*HQHUDO0HHWLQJ LIWKHUH DUH QRW VXႈFLHQW votes to approve the Extension Proposal. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. Proposal No. 1 — The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to extend from May 15, 2023 (the “Original Termination Date’) to November 15, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “Business Combination”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold LQWKH&RPSDQ\¶VLQLWLDOSXEOLFRႇHULQJ WKH ³Public Shares”); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. CHAIN BRIDGE I VFOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED V Signature_________________________________ Signature, if held jointly_________________________________ Date___________2023. When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. Please mark your votes like this X 22180 Chain Bridge I Proxy Card Rev3 Front CONTROL NUMBER PROXY CHAIN BRIDGE I — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. To attend, visit: https://www.cstproxy.com/chainbg/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 4, 2023. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK +++ EASY FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

VFOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED V PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CHAIN BRIDGE I 330 PRIMROSE ROAD, SUITE 500 BURLINGAME, CA 94010 22180 Chain Bridge I Proxy Card Rev3 Back The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 19, 2023 (the “Proxy Statement”), in connection with the ([WUDRUGLQDU\*HQHUDO0HHWLQJWR EH KHOG DW $0(7 RQ0D\   DWWKH RႈFHV RI*RRGZLQ Procter LLP, 620 8th Avenue, New York, NY 10018, and virtually via tele-conference using the following dialing information: US/CANADA Toll-Free Dial-In Number: 1 800-450-7155 INTERNATIONAL Toll-Free Dial-In Number: +1 857-999-9155 Conference ID: 1765759# The undersigned hereby appoints Michael Rolnick the attorney and proxy of the undersigned, with power of substitution, to vote all of the ordinary shares, of CHAIN BRIDGE I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 BELOW. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on May 5, 2023. This notice of Extraordinary General Meeting and the accompanying proxy statement/prospectus are available at: https://www.cstproxy.com/chainbg/2023